SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): SEPTEMBER 30, 1997
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                                 WHX Corporation
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(Exact name of registrant as specified in its charter)


     DELAWARE                   1-2394             13-3768097
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200

                                       N/A
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         (Former name or former address, if changed since last report.)




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         Item 5.           OTHER EVENTS.

                  On September 30, 1997, WHX Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report.






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

    EXHIBIT NO.                                 EXHIBITS
    -----------                                 --------

     99.1                           Press  Release  of  WHX  Corporation   dated
                                    September 30, 1997.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WHX Corporation


Dated: October 1, 1997                     By:/S/ Ronald LaBow
                                              ---------------------------------
                                              Name:   Ronald LaBow
                                              Title: Chairman of the Board


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